UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 30, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Two of the presentations that were distributed and discussed by Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, during the workshop described in Item 8.01 below are attached as Exhibit 99.1 and 99.2 (the “Exhibits”) to this report.  The information included in this Item 7.01 of this Current Report on Form 8-K, including the Exhibits, is being furnished, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events

2017 General Rate Case

On August 30, 2016, the California Public Utilities Commission (“CPUC”) held a workshop (the “Workshop”) in the Utility’s 2017 General Rate Case (“GRC”).  As previously disclosed, on August 3, 2016, the Utility and other settling parties jointly submitted a settlement agreement (the “Settlement Agreement”) to the CPUC in the GRC.  In accordance with the August 10, 2016 Second Amended Scoping Memo, the overall purpose of the Workshop was to allow the assigned CPUC commissioner, the assigned administrative law judge, and other interested parties to pose questions to the Utility and other settling parties regarding the Settlement Agreement.  The Utility and the parties also discussed post-test years 2018 and 2019, including capital expenditures and rate base amounts, and two contested issues: a third post-test year or “attrition” year for this GRC cycle (i.e. for the year 2020) and whether the Utility should be authorized to establish a new balancing account for costs arising from the CPUC’s rulemaking on natural gas leak abatement (Rulemaking 15-01-008).

Evidentiary hearings are scheduled to be held on September 1-2, 2016.  Under the current schedule, a proposed decision is expected to be released in January 2017, and a final CPUC decision is expected to be issued in February 2017.

Item 9.01 Financial Statements and Exhibits

Exhibits.

The following Exhibits are being furnished, and are not deemed to be filed:

Exhibit 99.1	Slide presentation “Post Test-Year Ratemaking. 2017 GRC”
Exhibit 99.2	Slide presentation “Summary of PG&E’s 2017 GRC Settlement Agreement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: August 30, 2016	By:	/s/ JASON P. WELLS
JASON P. WELLS
Senior Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Dated: August 30, 2016	By:	/s/ DAVID S. THOMASON
DAVID S. THOMASON
Vice President, Chief Financial Officer and
Controller

Exhibit Index

Exhibit 99.1	Slide presentation “Post Test-Year Ratemaking. 2017 GRC”
Exhibit 99.2	Slide presentation “Summary of PG&E’s 2017 GRC Settlement Agreement”